                            Nations Balanced Target
                              Maturity Fund, Inc.

                                    S E M I
                                  A N N U A L
                                  R E P O R T

                    For the Period Ended September 30, 2001




                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND


          NOT                                                   MAY LOSE VALUE
          FDIC-
          INSURED                                               NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA CORPORATION ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semiannual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the six-month period ended September 30, 2001.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all distributions, the investment objective is to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by investing a majority of its assets in zero coupon U.S. Treasury obligations and the balance of its assets in equity securities.

For the six-month period ended September 30, 2001, the total return of Nations Balanced Target Maturity Fund, Inc. was 6.06%,(1) based on an ending market value of $9.64. Over this period, the Company distributed $0.22 per share of ordinary income to its shareholders. As of September 30, 2001, 87.3% of the Company's portfolio was invested in zero coupon U.S. Treasury obligations and 13.0% was invested in common stocks. A breakdown of portfolio holdings by asset type follows:

               PORTFOLIO BREAKDOWN (AS OF SEPTEMBER 30, 2001)(2)
PIE CHART 10 LARGEST INDUSTRIES

U.S. Treasury obligations                                                        87.30
Commercial banking                                                                1.60
Consumer credit and mortgages                                                     0.90
Telecommunications services                                                       0.90
Tobacco                                                                           0.80
Electric power-Nuclear                                                            0.70
Integrated oil                                                                    0.70
Medical devices and supplies                                                      0.60
Insurance                                                                         0.50
Aerospace and defense                                                             0.40

INVESTMENT PHILOSOPHY

The fixed income portion of the Company is invested in zero coupon U.S. Treasury obligations, which were purchased at or about the Company's inception date. The zero coupon U.S. Treasury obligations will be held to the Company's maturity date with the intent of assisting it to achieve its investment objective. The equity portion of the Company is invested based on the philosophy that value may be represented in all sectors of the market. By investing in those companies that the Company's investment sub-adviser believes represent the best value in each sector, the Company seeks to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio

---------------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 4.57%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains.

(2) Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

seeks to be diversified across many industry sectors, although certain sectors may be over- or underweighted relative to the Standard & Poor's 500 Composite Stock Price Index (S&P 500)(3) from time to time.

The emphasis in stock selection continues to be a "bottom-up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-to-earnings ratio, a stock's strong financial quality and a catalyst for improved price performance. Catalysts typically come in the form of improved earnings estimates, changes in management, and new product developments or corporate restructuring.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

A high allocation to fixed income investments aided the Company's performance over the last six months. The fixed income portion, composed of zero coupon U.S. Treasury obligations, increased 6.0%. The Company's fixed income portion was aided by the multiple interest rate reductions enacted by the Federal Reserve Board (the "Fed") in its effort to improve the growth rate of the U.S. economy.

One of our continued goals is to enhance the "cyclicality" of the Company. Using our measured approach, we incrementally add to the Company's positions as opportunities arise, with many companies trading near 10-year low levels. Overall, we believe the Company currently represents a well-diversified portfolio of undervalued companies. Many cyclical stocks in the portfolio have high operating or financial leverage. We feel this should lead to margin expansion and solid appreciation potential as we anticipate the U.S. and global economies should improve over the coming year.

The stock portfolio outperformed the broader market by a slim margin during the period. Several sector-weighting changes of significance were made to the portfolio during the period. The basic materials sector was increased by 3.5%. Strong companies with sound balance sheets, selling at low valuation levels, such as Bowater Inc., Dow Chemical Company, International Paper Company and Nucor Corporation, were added. In the energy sector, the portfolio expanded its holdings to include oil service companies BJ Services Company and Helmerich & Payne, Inc. Occidental Petroleum Corporation and Sunoco, Inc. were also added, and Exxon Mobil Corporation's weighting was increased. While the energy holdings came under pressure during the period over concerns of lower oil and gas prices, we believe these companies represent good value, have strong fundamentals and should provide solid gains over the coming 12 to 18 months.

Within the retail sector, holdings were negatively affected by concern over consumer confidence and potential future economic weakness after the events of September 11th. Safeway Inc. and Liz Claiborne, Inc., as did most retailers, declined 28% and 20%, respectively, over the period.

Weightings were reduced by roughly 4% within the consumer staples sector, reflecting the Company's tobacco exposure. As a result, positions in Philip Morris Companies Inc. and UST Inc. were reduced. These stocks had appreciated nicely over the last year. Loew's Corporation, the diversified conglomerate, was sold due to concern over one of their main insurance subsidiary's reserve charges for asbestos liabilities, as well as to reduce tobacco exposure.

The communications services sector was reduced by approximately 5% during the period. We believe the outlook for this sector remains weak. Many companies have been unable to raise much needed capital in order to expand in their markets. There has also been an extremely competitive pricing environment that has hurt profit margins, as well. As a result, Quest Communications International Inc., ALLTEL Corporation, Viacom, Inc., Class B, Comcast Corporation and SBC Communications Inc. were sold.

               TOP TEN EQUITY HOLDINGS (AS OF SEPTEMBER 30, 2001)

   1. Verizon Communications Inc......................  0.5%
   2. Philip Morris Companies Inc.....................  0.5
   3. American Water Works Company, Inc...............  0.4
   4. Citigroup Inc...................................  0.3
   5. Washington Mutual, Inc..........................  0.3
   6. J.P. Morgan Chase & Company.....................  0.3
   7. Countrywide Credit Industries, Inc..............  0.3
   8. Johnson & Johnson...............................  0.3
   9. FPL Group, Inc..................................  0.3
  10. Helmerich & Payne, Inc..........................  0.3

---------------

(3) The Standard & Poor's 500 Composite Stock Price Index is a
    market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.
 2

The decline of many stock prices in conjunction with interest rate reductions may have improved the attractiveness of equities. While it is impossible for anyone to know with certainty when the markets will begin to improve, interest rate and tax cuts, as well as $45 billion in increased federal spending, are clearly substantial stimuli that could have a positive effect over the coming year. The ultimate impact of the unfortunate events of September 11, 2001 will be revealed over time.

The value team will continue to re-align the portfolio during these volatile economic times by diligently applying our disciplined, "bottom-up", research-driven process that seeks to enable us to distinguish value "traps" from value opportunities. We will also continue to apply our risk management process to attempt to limit sector and market risks as well as to maintain below-average volatility.

In our view, the diversified value portfolio is well positioned and actively managed with a disciplined process. We believe the Company's below-average volatility and risk management strategy should provide a level of assurance to shareholders during volatile market environments. Additionally, we feel the Company's cyclical and non-cyclical opportunities offer attractive total return potential for the long-term investor.

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders.

Sincerely,

/s/ Robert H. Gordon
ROBERT H. GORDON
PRESIDENT

September 30, 2001

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS                      SEPTEMBER 30, 2001 (UNAUDITED)

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          COMMON STOCKS -- 13.0%
          AEROSPACE AND DEFENSE -- 0.4%
    400   B.F. Goodrich Company..................   $     8
  1,500   General Dynamics Corporation...........       132
    702   Lockheed Martin Corporation............        31
  3,200   Rockwell International Corporation.....        47
                                                    -------
                                                        218
                                                    -------
          APPAREL AND TEXTILES -- 0.3%
  2,800   Jones Apparel Group, Inc.++............        71
  2,000   Liz Claiborne, Inc. ...................        76
                                                    -------
                                                        147
                                                    -------
          AUTOMOTIVE -- 0.2%
  2,500   General Motors Corporation.............       107
                                                    -------
          BEVERAGES -- 0.2%
  1,241   Brown-Forman Corporation, Class B......        79
    900   Diageo plc, ADR........................        37
                                                    -------
                                                        116
                                                    -------
          BROADCASTING AND CABLE -- 0.2%
  2,600   AOL Time Warner Inc. ..................        86
                                                    -------
          CHEMICALS -- BASIC -- 0.3%
  3,525   Praxair, Inc. .........................       148
                                                    -------
          COMMERCIAL BANKING -- 1.6%
  3,550   Citigroup Inc.++.......................       144
  2,825   FleetBoston Financial Corporation......       104
  4,325   J.P. Morgan Chase & Company............       148
  2,825   SouthTrust Corporation.................        72
  4,275   US Bancorp.............................        95
  4,050   Washington Mutual, Inc. ...............       155
  2,600   Wells Fargo & Company..................       116
                                                    -------
                                                        834
                                                    -------
          COMPUTER SERVICES -- 0.3%
  2,100   Electronic Data Systems Corporation....       121
  1,100   First Data Corporation.................        64
                                                    -------
                                                        185
                                                    -------
          COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
  1,300   International Business Machines
            Corporation..........................       120
                                                    -------
          CONGLOMERATES -- 0.2%
  2,000   United Technologies Corporation........        93
                                                    -------
          CONSUMER CREDIT AND MORTGAGES -- 0.9%
  3,100   American Express Company...............        90
  3,300   Countrywide Credit Industries, Inc. ...       145
  2,525   Freddie Mac............................       165
  3,500   MBNA Corporation.......................       106
                                                    -------
                                                        506
                                                    -------
          ELECTRIC POWER -- NUCLEAR -- 0.7%
  2,200   Dominion Resources, Inc. ..............       131
  2,200   Exelon Corporation.....................        98
  2,600   FPL Group, Inc. .......................       139
                                                    -------
                                                        368
                                                    -------

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------

          ELECTRICAL EQUIPMENT -- 0.2%
  3,700   Honeywell International Inc. ..........        98
                                                    -------
          EXPLORATION AND PRODUCTION -- 0.1%
  1,400   Anadarko Petroleum Corporation.........        67
                                                    -------
          FOOD AND DRUG STORES -- 0.2%
  2,600   Safeway Inc.++.........................   $   103
                                                    -------
          HEALTH SERVICES -- 0.1%
  1,225   Trigon Healthcare, Inc.++..............        80
                                                    -------
          HOUSEHOLD PRODUCTS -- 0.0%+
    430   Fortune Brands, Inc....................        14
                                                    -------
          INSURANCE -- 0.5%
  2,500   Ambac Financial Group, Inc. ...........       136
    600   American International Group, Inc. ....        47
  1,325   CIGNA Corporation......................       110
                                                    -------
                                                        293
                                                    -------
          INTEGRATED OIL -- 0.7%
     69   Chevron Corporation....................         6
  2,800   Exxon Mobil Corporation++..............       109
  4,300   Occidental Petroleum Corporation.......       105
    700   Phillips Petroleum Company.............        38
  2,972   Sunoco, Inc. ..........................       106
                                                    -------
                                                        364
                                                    -------
          INVESTMENT SERVICES -- 0.4%
  2,100   Merrill Lynch & Company, Inc. .........        85
  2,100   Northern Trust Corporation.............       110
                                                    -------
                                                        195
                                                    -------
          MEDICAL DEVICES AND SUPPLIES -- 0.6%
  2,400   Hillenbrand Industries, Inc. ..........       130
  2,600   Johnson & Johnson......................       144
  2,307   Zimmer Holdings Inc.++.................        64
                                                    -------
                                                        338
                                                    -------
          METALS AND MINING -- 0.3%
  3,400   Alcoa Inc. ............................       106
  1,120   Nucor Corporation......................        44
                                                    -------
                                                        150
                                                    -------
          NATURAL GAS DISTRIBUTION -- 0.3%
  2,800   El Paso Corporation....................       116
  2,500   Sempra Energy..........................        62
                                                    -------
                                                        178
                                                    -------
          OILFIELD SERVICES -- 0.4%
  3,700   BJ Services Company++..................        66
  5,222   Helmerich & Payne, Inc. ...............       136
                                                    -------
                                                        202
                                                    -------
          PAPER AND FOREST PRODUCTS -- 0.3%
  1,800   Bowater Inc. ..........................        79
  2,100   International Paper Company............        73
                                                    -------
                                                        152
                                                    -------
          PHARMACEUTICALS -- 0.2%
  3,200   Schering-Plough Corporation............       119
                                                    -------
          RAILROADS, TRUCKING AND SHIPPING --0.2%
  2,300   Union Pacific Corporation..............       108
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)          SEPTEMBER 30, 2001 (UNAUDITED)

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
  2,700   Equity Office Properties Trust.........   $    86
                                                    -------
          RESTAURANTS -- 0.2%
  3,400   McDonald's Corporation.................        92
                                                    -------
          RETAIL -- SPECIALTY -- 0.1%
  3,500   Toys R Us, Inc.++......................        60
                                                    -------
          SEMICONDUCTORS -- 0.2%
  2,200   Intel Corporation++....................        45
    105   Linear Technology Corporation..........         3
  2,800   Micron Technology, Inc.++..............        53
  1,600   Teradyne, Inc.++.......................        31
                                                    -------
                                                        132
                                                    -------
          SOFTWARE -- 0.1%
  1,800   Cadence Design Systems, Inc.++.........        30
                                                    -------
          SPECIALTY STORES -- 0.1%
  6,467   Circuit City Stores -- Circuit City
            Group................................        78
                                                    -------
          TELECOMMUNICATIONS SERVICES -- 0.9%
  5,800   AT&T Corporation.......................       112
  3,875   Sprint Corporation (FON Group).........        93
  4,900   Verizon Communications Inc. ...........       266
                                                    -------
                                                        471
                                                    -------
          TOBACCO -- 0.8%
  5,300   Philip Morris Companies Inc. ..........       256
  4,400   UST Inc. ..............................       146
                                                    -------
                                                        402
                                                    -------
          UTILITIES -- MISCELLANEOUS -- 0.4%
  5,000   American Water Works Company, Inc. ....       198
                                                    -------
          TOTAL COMMON STOCKS
          (Cost $7,132)..........................     6,938
                                                    -------

PRINCIPAL
 AMOUNT
  (000)
---------
            U.S. TREASURY OBLIGATIONS -- 87.3%
            U.S. TREASURY STRIPS -- 87.3%
 $16,120    Interest only,
              7.440%** 08/15/04....................    14,717
  15,257    TIGR, Interest Receipt,
              7.460%** 08/15/04....................    13,795
  20,000    TIGR, Principal Receipt,
              7.440%** 08/15/04....................    18,083
                                                      -------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $41,635).........................    46,595
                                                      -------

                                                     VALUE
                                                     (000)
-----------------------------------------------------------
          TOTAL INVESTMENTS
          (Cost $48,767*)................  100.3%   $53,533
                                                    -------
          OTHER ASSETS AND LIABILITIES
            (NET)........................  (0.3)%
          Receivable for investment securities
            sold.................................   $   119
          Dividends receivable...................        16
          Investment advisory fee payable........       (17)
          Administration fee payable.............       (11)
          Due to custodian.......................       (85)
          Payable for investment securities
            purchased............................       (98)
          Accrued Directors' fees and expenses...        (1)
          Accrued expenses and other
            liabilities..........................       (74)
                                                    -------
          TOTAL OTHER ASSETS AND LIABILITIES
            (NET)................................      (151)
                                                    -------
          NET ASSETS.....................  100.0%   $53,382
                                                    =======
          NET ASSETS CONSIST OF:
          Undistributed net investment income....   $   795
          Accumulated net realized loss on
            investments sold.....................      (976)
          Net unrealized appreciation of
            investments..........................     4,766
          Paid-in capital........................    48,797
                                                    -------
          Net assets.............................   $53,382
                                                    =======
          Net asset value per share
            ($53,381,524 / 5,231,163 shares of
            common stock outstanding)............    $10.20
                                                    =======

---------------

 * Federal Income Tax Information: Net unrealized appreciation of $4,766 on investment securities was comprised of gross appreciation of $5,621 and gross depreciation of $855 for Federal income tax purposes. At September 30, 2001, the aggregate cost of securities for Federal income tax purposes was $48,767.

** Rate represents annualized yield at date of purchase.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

ABBREVIATIONS:

   ADR    American Depository Receipt
   TIGR   Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF OPERATIONS                                            (UNAUDITED)
For the six months ended September 30, 2001

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        1,506
Dividends...................................................                 79
                                                                 --------------
    Total investment income.................................              1,585
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                100
Administration fee..........................................                 67
Legal and audit fees........................................                 33
Printing expense............................................                 13
Transfer agent fees.........................................                 23
Directors' fees and expenses................................                  6
Custodian fees..............................................                  4
Other.......................................................                 19
                                                                 --------------
    Total expenses..........................................                265
Fees reduced by credits allowed by the custodian (Note 2)...                 (1)
                                                                 --------------
    Net expenses............................................                264
                                                                 --------------
NET INVESTMENT INCOME/(LOSS)................................              1,321
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                 23
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                298
Net realized and unrealized gain/(loss) on investments......                321
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $        1,642
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   9/30/01          YEAR ENDED
                                                                 (UNAUDITED)         3/31/01
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $        1,321    $        2,533
Net realized gain/(loss) on investments.....................                23                30
Net change in unrealized appreciation/(depreciation) of
  investments...............................................               298             1,668
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................             1,642             4,231
Distributions to shareholders from net investment income....            (1,151)           (2,301)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................               491             1,930
                                                                --------------    --------------
NET ASSETS:
Beginning of period.........................................            52,891            50,961
                                                                --------------    --------------
End of period...............................................    $       53,382    $       52,891
                                                                ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $          795    $          625
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                                              SIX MONTHS
                                                 ENDED        YEAR       YEAR       YEAR       YEAR        YEAR
                                                9/30/01       ENDED      ENDED      ENDED      ENDED      ENDED
                                              (UNAUDITED)    3/31/01    3/31/00    3/31/99    3/31/98    3/31/97
                                              -------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period........    $ 10.11      $  9.74    $ 10.15    $ 10.47    $ 10.11    $ 10.78
                                                -------      -------    -------    -------    -------    -------
Income from investment operations:
Net investment income.......................       0.25#        0.48#      0.46       0.41#      0.41       0.43
Net realized and unrealized gain/(loss) on
  investments...............................       0.06         0.33      (0.46)     (0.11)      1.80       0.49
                                                -------      -------    -------    -------    -------    -------
Net increase/(decrease) in net assets
  resulting from investment operations......       0.31         0.81       0.00       0.30       2.21       0.92
Distributions:
Dividends from net investment income........      (0.22)       (0.44)     (0.41)     (0.39)     (0.41)     (0.44)
Distributions from net realized capital
  gains.....................................         --           --         --      (0.23)     (1.44)     (1.15)
                                                -------      -------    -------    -------    -------    -------
Total distributions.........................      (0.22)       (0.44)     (0.41)     (0.62)     (1.85)     (1.59)
                                                -------      -------    -------    -------    -------    -------
Net asset value, end of period..............    $ 10.20      $ 10.11    $  9.74    $ 10.15    $ 10.47    $ 10.11
                                                =======      =======    =======    =======    =======    =======
Market value, end of period.................    $  9.64      $  9.30    $  8.50    $ .9.00    $ 10.00    $  9.00
                                                =======      =======    =======    =======    =======    =======
Total return++..............................       6.06%       14.97%     (1.02)%    (4.08)%    32.73%     13.93%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (000).............    $53,382      $52,891    $50,961    $53,100    $54,796    $52,864
Ratio of operating expenses to average net
  assets....................................       0.99%+(a)    1.00%      0.86%      1.13%      1.23%      1.18%
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian..................       0.99%+(a)    1.01%      0.87%        --         --         --
Ratio of net investment income to average
  net assets................................       4.96%+       4.91%      4.65%      3.99%      3.78%      4.01%
Portfolio turnover rate.....................         11%          43%        21%        57%       106%        99%

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Per share amounts have been calculated using the monthly average shares method.

(a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with or without waivers and/or expense reimbursement, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS                                      (UNAUDITED)

Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek long-term growth with income as a secondary consideration.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in zero coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than zero coupon (Stripped) U.S. Treasuries.

The Company and BA Advisors have entered into a sub-advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at an annual rate of 0.15% of the Company's average weekly net investment in zero coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than zero coupon (Stripped) U.S. Treasuries.

BA Advisors is also the Company's administrator. In its role as administrator, BA Advisors supervises the Company's overall day-to-day operations and provides certain administrative services. BA Advisors also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. As compensation for both the administrative services and the expenses assumed by BA Advisors, the Company pays BA Advisors a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

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NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BA Advisors and provides certain administrative services in support of the operations of the Company. BNY's fees are paid out of the fees paid to BA Advisors by the Company for administrative services.

PFPC Inc. ("PFPC") serves as the transfer agent and dividend disbursing agent for the Company.

BNY serves as the custodian of the Company's assets. For the six months ended September 30, 2001, expenses of the Company were reduced by $596 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended September 30, 2001, were $5,964,728 and $7,401,176, respectively.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended September 30, 2001 were $135,070 and $469,089, respectively.

4.  COMMON STOCK

At September 30, 2001, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors of the Company has approved a stock repurchase plan that gives the Company the flexibility to engage in repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases during the six months ended September 30, 2001 and the year ended March 31, 2001.

5.  CAPITAL LOSS CARRY FORWARD

At March 31, 2001, the Company had available for federal income tax purposes unused capital losses expiring March 31, 2007 of $991,267.

During the year ended March 31, 2001, the Company utilized capital losses of $29,497.

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

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed PFPC (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by PFPC, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

DIVIDEND REINVESTMENT PLAN

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution.

NATIONS FUNDS
Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o PFPC Inc., P.O. Box 34602, Charlotte, NC 28234, 1.800.982.2271.

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PO Box 34602
Charlotte, NC 28254-4602
Toll Free 1.800.982.2271







BTMSAR (9/01)